AMENDMENT NO. 3
                                      TO
                          LOAN AND SECURITY AGREEMENT
                                     WITH
                       OREGON METALLURGICAL CORPORATION
                                      AND
                           TITANIUM INDUSTRIES, INC.
                        DATED AS OF SEPTEMBER 19, 1994


     THIS AMENDMENT NO. 3 TO LOAN AND SECURITY AGREEMENT ("AMENDMENT") is dated as of March 14, 1996, by and between OREGON METALLURGICAL CORPORATION, an Oregon corporation ("OREMET"), TITANIUM INDUSTRIES, INC., an Oregon corporation formerly know as New TI, Inc. ("TI" and, together with Oremet sometimes hereinafter referred to collectively as the "BORROWERS"), and BANKAMERICA BUSINESS CREDIT, INC., a Delaware corporation, as successor-in-interest to Bank of America Illinois, an Illinois banking corporation ("LENDER"). Capitalized terms used herein but not otherwise defined herein shall have the respective meanings assigned to such terms in the "Loan Agreement" (as defined below).


                                  WITNESSETH:
                                  __________


     WHEREAS, Borrowers and Lender have entered into that certain Loan and Security Agreement dated as of September 19, 1994, as amended (the "THE LOAN AGREEMENT"), pursuant to which Lender has agreed to make certain loans and other financial accommodations to Borrowers; and

     WHEREAS, Borrowers and Lender have agreed to further amend the Loan Agreement, on the terms and subject to the conditions hereinafter set forth;

     NOW, THEREFORE, in consideration of the premises set forth above, the terms and conditions contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the respective parties hereto hereby agree as follows:

     1.   Amendment to Loan Agreement.
          ___________________________   Effective as of the date hereof, upon
satisfaction of the conditions precedent set forth in Section 3
                                                      _________ below, and in
reliance upon the representations and warranties of Borrowers set forth herein, the Loan Agreement is hereby amended as follows:

          1.1  Section 2.1.3
               _____________ of the Loan Agreement is hereby deleted in its entirety and the following language is hereby substituted therefor:

OREMET.AM3:11911
2/15/96                  -1-

               "2.1.3 MAXIMUM OUTSTANDING LOANS. Notwithstanding any other provision of this Agreement, the aggregate outstanding principal balance of the Loans plus Letter of Credit Obligations shall not exceed at any time (A) in the case of OREMET, $21,000,000,
     (B) in the case of TI, $7,000,000, and (C) in the case of both Borrowers in the aggregate, $28,000,000; provided, however,
                                              _________________  that the
     foregoing shall not limit the right of Lender to advance Revolving Loans to either of the Borrowers pursuant to the provisions of Sections 2.2(b), 2.2(c), 2.2(e), 3.2(c), 5.5, 5.6, 7.4, 11.3, 11.4,
     __________________________________________________________________
     or any other provision of this Agreement or any Related Agreement that permits Lender to advance Revolving Loans to such Borrower."

          1.2  The first sentence of Section 2.15
                                     ____________ of the Loan Agreement is
hereby deleted and the following language is hereby substituted therefor:

          "OREMET agrees to pay to Lender a fee equal to one-half of one percent (0.5%) per annum on the daily average amount by which $28,000,000 exceeds the aggregate outstanding principal balance of the Revolving Loans plus the Letter of Credit Obligations, in each case of each of the Borrowers."

          1.3  Section 2.1 of Supplement A
               ___________________________ of the Loan Agreement is hereby deleted and the following language is hereby substituted therefor:

               "2.1  Revolving Credit Amounts.
                     ________________________   The maximum amount of
     Revolving Loans which Lender will make available to each Borrower (such amount is hereinafter called, with respect to each Borrower, such Borrower's `REVOLVING CREDIT AMOUNT') is (i) in the case of OREMET, $21,000,000 and (ii) in the case of TI, $7,000,000 (in each case, unless such amount is reduced or increased by Lender in its sole discretion)."

     2.   Conditions Precedent.
          ____________________   This Amendment shall become effective as of
the date hereof, upon the Lender's receipt of (a) this Amendment duly executed and delivered and (b) a copy, duly certified by the secretary or assistant secretary of each of the Borrowers of (i) resolutions of the Executive Committee of the Board of Directors of such Borrower authorizing this Amendment, (ii) all documents evidencing any other necessary corporate action with respect to this Amendment, and (iii) all approvals, consents, if any, with respect to this Amendment.

     3.   Representations, Warranties, and Covenants.
          __________________________________________

          3.1  Each of the Borrowers hereby represents and warrants that:

               (a) this Amendment and the Loan Agreement, as amended hereby, constitute legal, valid, and binding obligations of the respective Borrowers and are enforceable against each of the Borrowers in accordance with their respective terms;

OREMET.AM3:11911
2/15/96                  -2-

               (b) before and after giving effect to this Amendment, no Unmatured Event of Default or Event of Default has occurred and is continuing; and

               (c) the execution and delivery by each of the Borrowers of this Amendment does not require the consent or approval of any Person, other than the Borrower.

          3.2 Each of the Borrowers hereby reaffirms all agreements, covenants, representations, and warranties made by such Borrower in the Loan Agreement and each of the Related Agreements to the extent the same are not amended hereby and agrees that all such agreements, covenants, representation and warranties shall be deemed to have been remade as of the date hereof and the effective date of this Amendment.

     4.   Reference to and Effect on the Loan Agreement and Related
          _________________________________________________________
Agreements.
__________

          4.1 Upon the effectiveness of this Amendment, each reference in the Loan Agreement to "this Agreement," "hereunder," "hereof," "herein," or words of like import, and each reference in each of the Related Agreements to the "Loan Agreement," shall in each case mean and be a reference to the Loan Agreement as amended hereby.

          4.2 Except as expressly set forth herein, (i) the execution and delivery of this Amendment shall in no way affect any right, power, or remedy of Lender with respect to any Event of Default nor constitute a waiver of any provision of the Loan Agreement or any of the Related Agreements, and
(ii) all terms and conditions of the Loan Agreement, the Related Agreements, and all other documents, instrument, amendments, and agreements executed and/or delivered by either or both of the Borrowers pursuant thereto or in connection therewith shall remain in full force and effect and are hereby ratified and confirmed in all respects. The execution and delivery of this Amendment by Lender shall in no way obligate Lender, at any time hereafter, to consent to any other amendment or modification of any term or provision of the Loan Agreement or any of the Related Agreements.

     5.   Governing Law.
          _____________   This Amendment shall be governed by and construed
in accordance with the internal laws (as opposed to conflicts of law provisions) of the state of Illinois.

     6.   Headings.
          ________   Section headings in this Amendment are included herein
for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.

     7.   Counterparts.
          ____________   This Amendment may be executed by the parties hereto
on separate counterparts and each of said counterparts taken together shall be deemed to constitute one and the same instrument.

OREMET.AM3:11911
2/15/96                  -3-

     8.   Expenses.
          ________   The Borrowers shall pay to the Lender all fees and
expenses incurred in the negotiation and preparation of this Amendment (including the allocated costs of the Lender's in-house counsel).

     IN WITNESS WHEREOF this Amendment has been duly executed as of the day and year first written above.

                              OREGON METALLURGICAL CORPORATION


                              By:  /s/ Dennis P. Kelly
                                 ________________________________________
                              Name: Dennis P. Kelly
                                   ______________________________________
                              Title: Vice President - Treasurer
                                    _____________________________________


                              TITANIUM INDUSTRIES, INC.


                              By: /s/ Dennis P. Kelly
                                 ________________________________________
                              Name: Dennis P. Kelly
                                   ______________________________________
                              Title: Assistant Treasurer
                                    _____________________________________


                              BANKAMERICA BUSINESS CREDIT, INC.


                              By: /s/ Margaret E. Lambka
                                 ________________________________________
                              Name: Margaret E. Lambka
                                   ______________________________________
                              Title: Vice President
                                    _____________________________________

OREMET.AM3:11911
2/15/96                  -4-